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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 24, 2003
                                                           -------------



                                   Alloy, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                        0-26023                04-3310676
---------                    -------------         -------------------
(State or other               (Commission          (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)


   151 West 26th Street, 11th Floor, New York, New York               10001
   -------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code: (212) 244-4307
                                                             --------------



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Item 5.   Other Events.
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On  July 24, 2003, Alloy, Inc. issued a press release to announce that it closed the sale of $65 million aggregate principal amount of its 5.375% Convertible Senior Debentures due 2023 (the "Debentures") on July 23, 2003. The Debentures were sold pursuant to Rule 144A under the Securities Act of 1933, as amended, and are convertible under certain circumstances into Alloy, Inc. common stock, par value $0.01 per share, at a conversion price of approximately $8.38 per share, subject to adjustment. A copy of the press release is attached as Exhibit
99.1  hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------


(c)      Exhibits.

99.1     Press Release dated July 24, 2003


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLOY, INC.
                                  -----------
                                 (Registrant)



Date: July 25, 2003               /s/ Samuel A. Gradess
                                  ------------------------------------------
                                  Samuel A. Gradess, Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
------                                      -----------



99.1                                Press Release dated July 24, 2003







                                       4
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